EXHIBIT 99.1
                                 ------------


                 Computational Materials filed on May 4, 2005.

                  IndyMac INDX Mortgage Loan Trust 2005-AR10
                      Mortgage Pass-Through Certificates





                        Preliminary Marketing Materials




                                $1,000,000,000
                                 (Approximate)






                                IndyMac MBS, Inc.
                                   Depositor


                        (Logo Omitted) IndyMac Bans (R)

                          Seller and Master Servicer


                                     A B X

ABX                                                 Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------


     The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC. ABC



                      Computational Materials Disclaimer


     The analysis in this report is based on information provided by IndyMac Bank F.S.B. (the "Seller and Master Servicer"). UBS Securities LLC ("UBS") makes no representations as to the completeness of the information contained herein. The information contained herein does not contain all material information about the securities or the mortgage loans and is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supplements any previous information delivered to you by UBS and will be supplemented by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBS is under no obligation to keep you advised of such changes. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

     The attached information contains certain tables and other statistical analyses (the "Computational Materials"), which have been prepared by UBS in reliance upon information furnished by the Seller and Master Servicer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.


     THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN UBS). UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

ABX                                                 Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------


Preliminary Term Sheet                          Date Prepared: April 18, 2005



                  IndyMac INDX Mortgage Loan Trust 2005-AR10
                      Mortgage Pass-Through Certificates

                         $1,000,000,000 (Approximate)

                         Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans



=============================================================================================================================
                                                                                                                 Expected
             Principal Amount       WAL (Yrs)        Pmt Window (Mths)       Interest                             Ratings
     Class     (Approx) (1)       Call/ Mat(2)          Call/ Mat(2)         Rate Type        Tranche Type       S&P/Moody's
    ------   ----------------     ------------       ----------------        ---------        ------------       -----------
      A-1                               Not Marketed Hereby
      A-2                               Not Marketed Hereby
      A-3                               Not Marketed Hereby
      A-X                               Not Marketed Hereby
      A-R                               Not Marketed Hereby
      B-1     $30,082,000          6.84/7.60        1-121 / 1-360            Floater(3)    Subordinate Floater     AA+/Aa3
      B-2     $11,030,000          6.84/7.60        1-121 / 1-360            Floater       Subordinate Floater      AA/NR
      B-3      $3,008,000          6.84/7.60        1-121 / 1-360            Floater       Subordinate Floater      AA-/NR
      B-4      $8,002,000          6.84/7.60        1-121 / 1-360            Floater       Subordinate Floater       A/NR
      B-5      $5,013,000          6.84/7.60        1-121 / 1-360            Floater       Subordinate Floater    BBB+/Baa3
      B-6      $2,006,000          6.84/7.60        1-121 / 1-360            Floater       Subordinate Floater      BBB/NR
      B-7      $2,005,000          6.84/7.60        1-121 / 1-360            Floater       Subordinate Floater     BBB-/NR
      B-8                               Privately offered
      B-9                               Privately offered
      B-10                              Privately offered
      Total   $1,000,000,000



(1) Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, and Class B-7 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, and Class B-7 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin will be multiplied by 1.5 after the first possible Optional Call Date) and (ii) the related Net WAC Cap.



The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

ABX                                                 Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------

Depositor:                   IndyMac MBS, Inc.

Lead Underwriter:            UBS Securities LLC

Seller and Master
Servicer:                    IndyMac Bank, F.S.B.

Trustee:                     [Deutsche Bank National Trust Company.]

Cut-off Date:                May 1, 2005.

Expected Pricing Date:       May [7], 2005.

Closing Date:                On or about May [6], 2005.

Distribution Date:           The 25th of each month (or if such day is not a
                             business day, the next succeeding business day), commencing in June 2005.

Certificates:                The "Senior Certificates" will consist of the Class
                             A-1, Class A-2, Class A-3 and Class A-X
                             Certificates (collectively the "Class A
                             Certificates"), and Class A-R Certificate. The
                             "Offered Subordinate Certificates" will consist of the Class B-1, Class B-2 and Class B-3 , Class B-4,
                             Class B-5, Class B-6, and Class B-7 Certificates.
                             The Class B-8, Class B-9, Class B-10 Certificates, together with the Offered Subordinate Certificates, will be referred to herein as the "Subordinate
                             Certificates." The Senior Certificates and the
                             Subordinate Certificates are collectively referred to herein as the "Certificates." The Class A-1, Class A-2 and Class A-3 Certificates and the
                             Subordinate Certificates are referred to herein as the "LIBOR Certificates". The Senior Certificates and the Offered Subordinate Certificates
                             (collectively the "Offered Certificates") are being offered publicly.

Accrued Interest:            The price to be paid by investors for the LIBOR
                             Certificates will not include accrued interest
                             (settling flat). The price to be paid by investors for the Class A-X will include [5] days of accrued interest.

Interest Accrual Period:     The interest accrual period with respect to the
                             Class A-1, Class A-2, Class A-3 Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period with respect to the Subordinate Certificates for a given Distribution
                             Date will be the 25th day of the preceding calendar month (or, in the case of the first Distribution
                             Date, the Closing Date) and ending on the 24th day in which that Distribution Date occurs (on a 30/360 basis). The interest accrual period for the Class
                             A-R and Class A-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:                The Offered Certificates (other than the Class A-R
                             Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear
                             System.

Federal Tax Treatment:       One or more REMIC elections will be made with
                             respect to designated portions of the Trust. It is anticipated that (exclusive of any rights to receive any Carryover Shortfall Amounts) the Class
                             A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.



The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

ABX                                                 Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------

ERISA Eligibility:           The Class A Certificates and the Offered
                             Subordinate Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans or arrangements that are subject to Title I of the Employee Retirement
                             Income Security Act of 1974, as amended, or Section
                             4975 of the Internal Revenue Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A or the Offered
                             Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Internal Revenue
                             Code or other similar laws. The Class A-R
                             Certificate will not be ERISA eligible.

SMMEA Treatment:             The Senior Certificates, the Class B-1, Class B-2,
                             and the Class B-3 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-4, Class B-5, Class
                             B-6, and Class B-7 Certificates will not constitute
                             "mortgage related securities" for purposes of SMMEA.

Optional Termination:        The terms of the transaction allow for an option to
                             terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed: The LIBOR Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans:              The "Mortgage Loans" consist of adjustable rate,
                             first lien residential mortgage loans with original terms to maturity of 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                             For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds 110% of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                             Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.



The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

ABX                                                 Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------

Credit Enhancement:          Senior/subordinate, shifting interest structure.
                             The credit enhancement information shown below is subject to final rating agency approval.

                             Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, and Class B-10 Certificates, initially [7.50]% total subordination.

                             Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6, Class B-7, Class B-8, Class B-9, and Class B-10 Certificates Certificates, initially [4.50]% total subordination.

                             Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6, Class B-7, Class B-8, Class B-9, and Class B-10 Certificates Certificates, initially [3.40]% total subordination.

                             Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6, Class B-7, Class B-8, Class B-9, and Class B-10 Certificates, initially [3.10]% total subordination.

                             Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5, Class B-6 and Class B-7, Class B-8, Class B-9, and Class B-10 Certificates, initially [2.30]% total subordination.

                             Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6 and Class B-7, Class B-8, Class B-9, and Class B-10 Certificates, initially [1.80]% total subordination.

                             Credit enhancement for the Class B-6 Certificates will consist of the subordination of the Class B-7, Class B-8, Class B-9, and Class B-10 Certificates, initially [1.60]% total subordination.

                             Credit enhancement for the Class B-7 Certificates will consist of the subordination of the, Class B-8, Class B-9, and Class B-10 Certificates, initially [1.40]% total subordination.

Shifting Interest:           Until the Distribution Date occurring in June 2015,
                             the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers
                             (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                             The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                                                       Unscheduled Principal
                             Periods:                       Payments (%)
                             -------                   ---------------------
                             June 2005 - May 2015         0% Pro Rata Share
                             June 2015 - May 2016        30% Pro Rata Share
                             June 2016 - May 2017        40% Pro Rata Share
                             June 2017 - May 2018        60% Pro Rata Share
                             June 2018 - May 2019        80% Pro Rata Share
                             June 2019 and after        100% Pro Rata Share

                             provided, however, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2008, the Subordinate Certificates will be entitled to 50% of their pro rata share of


The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

ABX                                                 Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------

                             unscheduled principal payments or (ii) on or after the Distribution Date in June 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                             Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

                             Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

                             Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.

Allocation of
Realized Losses:             Any realized losses on the Mortgage Loans will be
                             allocated as follows: first, to the Subordinate
                             Certificates in reverse order of their numerical
                             Class designations, in each case until the related class principal balance has been reduced to zero;
                             and second; to the Senior Certificates any realized losses on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero; provided, however, that any realized losses on the mortgage loans that would otherwise be allocated to the Class A-1
                             Certificates will instead be allocated to the Class
                             A-2 and Class A-3 Certificates, pro rata, until their respective class principal balance have been reduced to zero; and provided further, however, that any realized losses otherwise allocable to the Class A-2 Certificates will instead be allocated to the Class A-3 Certificates until its class principal balance has been reduced to zero.

Net Mortgage Rate:           The "Net Mortgage Rate" with respect to each
                             Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:                 The "Net WAC Cap" for each of the Class A-1, Class
                             A-2 and Class A-3 Certificates and the Subordinate
                             Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans adjusted for the related interest accrual period.

Carryover Shortfall
Amount: The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class A-X Certificates (after the reduction due to Net Deferred Interest allocable to the Class A-X Certificates) on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:           The "Adjusted Cap Rate" for each of the Class A-1,
                             Class A-2 and Class A-3 Certificates and the
                             Subordinate Certificates for any Distribution Date equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the


The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

ABX                                                 Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------

                             aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

                             The "Adjusted Cap Rate" for the Class A-X
                             Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class A-X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class A-X Certificates) by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class A-R, Class A-1, Class A-2 and Class A-3 Certificates and Subordinate Certificates.

Net Deferred Interest:       The "Net Deferred Interest" for a Distribution Date
                             is the excess, if any, of Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period.

                             For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.

Certificates Priority of
Distributions:               Available funds from the Mortgage Loans will be
                             distributed in the following order of priority:

                                 1)  Senior Certificates, accrued and unpaid
                                     interest, at the related Certificate
                                     Interest Rate, from the related Mortgage
                                     Loans, provided, however, that any interest otherwise distributable with respect to the Class A-X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class A-X Certificates);

                                 2)  Principal, sequentially, as follows:

                                     a) first, to the Class A-R Certificates
                                        until its certificate principal balance
                                        has been reduced to zero;

                                     b) second, to the Class A-1, Class A-2 and
                                        Class A-3 Certificates pro rata, until
                                        their respective certificate principal
                                        balances have been reduced to zero; and

                                     c) third, to the principal only component
                                        of the Class A-X Certificates, until the related principal only component has been reduced to zero;

                                 3)  Class A-1, Class A-2 and Class A-3
                                     Certificates and the Subordinate
                                     Certificates (on a pro rata basis), to pay any related Carryover Shortfall Amount, solely from amounts otherwise distributable with respect to the Class A-X Certificates;

                                 4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                                 5)  Class B-1 Certificates, principal
                                     allocable to such Class;


The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

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                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------

                                 6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                                 7)  Class B-2 Certificates, principal
                                     allocable to such Class;

                                 8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                                 9)  Class B-3 Certificates, principal
                                     allocable to such Class;

                                10) Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

                                11)  Class B-4 Certificates, principal
                                     allocable to such Class;

                                12) Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;

                                13) Class B-5 Certificates, principal allocable to such Class;

                                14) Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;

                                15) Class B-6 Certificates, principal allocable to such Class;

                                16) Class B-7 Certificates, accrued and unpaid interest at the Class B-7 Certificate Interest Rate;

                                17) Class B-7 Certificates, principal allocable to such Class;

                                18)  Class B-8, Class B-9 and Class B-10
                                     Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                                19)  Class A-R Certificate, any remaining
                                     amount.


                             *    The accrued and unpaid interest payable
                                  to a Class of Certificates on any
                                  Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.





The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

ABX                                                 Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------


                          Weighted Average Life Tables


                                Class B - 1 through B - 7 to call

                        10 CPR   15 CPR     20 CPR      25 CPR    30 CPR
              B1
             WAL        12.68       9.01       6.84       5.57      4.08
Principal Window      1 - 218    1 - 158    1 - 121     1 - 96    1 - 66
              B2
             WAL        12.68       9.01       6.84       5.57      4.08
Principal Window      1 - 218    1 - 158    1 - 121     1 - 96    1 - 66
              B3
             WAL        12.68       9.01       6.84       5.57      4.08
Principal Window      1 - 218    1 - 158    1 - 121     1 - 96    1 - 66
              B4
             WAL        12.68       9.01       6.84       5.57      4.08
Principal Window      1 - 218    1 - 158    1 - 121     1 - 96    1 - 66
              B5
             WAL        12.68       9.01       6.84       5.57      4.08
Principal Window      1 - 218    1 - 158    1 - 121     1 - 96    1 - 66
              B6
             WAL        12.68       9.01       6.84       5.57      4.08
Principal Window      1 - 218    1 - 158    1 - 121     1 - 96    1 - 66
              B7
             WAL        12.68       9.01       6.84       5.57      4.08
Principal Window      1 - 218    1 - 158    1 - 121     1 - 96    1 - 66



The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

ABX                                                 Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------


                      Class B - 1 through B - 7 to Maturity

                        10 CPR   15 CPR     20 CPR      25 CPR    30 CPR
              B1
Spread                     62         62         62         62        62
             WAL        13.57       9.90       7.60       6.25      4.66
Principal Window      1 - 360    1 - 360    1 - 360    1 - 360   1 - 360
              B2
Spread                     85         85         85         85        85
             WAL        13.57       9.90       7.60       6.25      4.66
Principal Window      1 - 360    1 - 360    1 - 360    1 - 360   1 - 360
              B3
Spread                    195        195        195        195       195
             WAL        13.57       9.90       7.60       6.25      4.66
Principal Window      1 - 360    1 - 360    1 - 360    1 - 360   1 - 360
              B4
Spread                    575        575        575        575       575
             WAL        13.57       9.90       7.60       6.25      4.66
Principal Window      1 - 360    1 - 360    1 - 360    1 - 360   1 - 360
              B5
Spread                  1,250      1,250      1,250      1,250     1,250
             WAL        13.57       9.90       7.60       6.25      4.66
Principal Window      1 - 360    1 - 360    1 - 360    1 - 360   1 - 360
              B6
Price                 19.4000    19.4000    19.4000    19.4000   19.4000
             WAL        13.57       9.90       7.60       6.25      4.66
Principal Window      1 - 360    1 - 360    1 - 360    1 - 360   1 - 360
              B7
Price                     100        100        100        100       100
             WAL        13.57       9.90       7.60       6.25      4.66
Principal Window      1 - 360    1 - 360    1 - 360    1 - 360   1 - 360


The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

ABX                                                 Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------





                                  FOR ADDITIONAL INFORMATION PLEASE CALL:


-------------------------------------------------------------------------
                               UBS Securities LLC
-------------------------------------------------------------------------

                        MBS Trading & Structuring
   Saro Curtri                                         (212) 713-4333
   Brian Bowes                                         (212) 713-2860
   Adam Yarnold                                        (212) 713-2860
   Margarita Genis                                     (212) 713-2860

                           Asset-Backed Finance
   Paul Scialabba                                      (212) 713-9832
   Steven Warjanka                                     (212) 713-2466
   Keith Silverstein                                   (212) 713-2952

                                Collateral
   Peo Lopansri                                        (212) 713-1427

-------------------------------------------------------------------------



-------------------------------------------------------------------------
                             Rating Agencies
-------------------------------------------------------------------------


                         Moody's Investors Service
                         -------------------------

   Joe Groholtoski      Tel:       (212) 553-4619
                        Email:     joseph.groholtoski@moodys.com

                           Standard & Poors
                           ----------------

   Victor Bhagat       Tel:        (212) 438-1130
                       Email:      bhagat@standardandpoors.com

-------------------------------------------------------------------------



The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.